                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       GRANITE CONSTRUCTION INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                                  [Granite Logo]

                       GRANITE CONSTRUCTION INCORPORATED
                             585 WEST BEACH STREET
                         WATSONVILLE, CALIFORNIA 95076
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the "Company"), will be held on May 21, 2001 at 10:30 a.m. local time, at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California for the following purposes:

     1. To elect three (3) directors of the Company for the ensuing three-year term;

     2. To act upon a proposal to amend the Certificate of Incorporation of the Company to eliminate Article Eighth, which imposes stockholder super-majority voting requirements for mergers, substantial asset sales and similar transactions;

     3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 2001; and

     4. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on April 6, 2001 are entitled to notice of, and to vote at, this meeting and any continuations or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California 93955.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING. PROPOSAL 2 REQUIRES APPROVAL OF 66 2/3 PERCENT OF OUR OUTSTANDING SHARES, SO FAILURE TO RETURN THE ENCLOSED PROXY CARD OR ABSTAINING FROM VOTING ON PROPOSAL 2 HAS THE SAME EFFECT AS A VOTE AGAINST PROPOSAL 2. IN ADDITION, APPROVAL OF A CHARTER AMENDMENT IS A NON-DISCRETIONARY ITEM FOR BROKERS, SO IF YOU HOLD YOUR SHARES IN A BROKER ACCOUNT AND DO NOT INSTRUCT YOUR BROKER HOW TO VOTE ON PROPOSAL 2, YOUR BROKER CANNOT VOTE YOUR SHARES AND IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST PROPOSAL 2.

     Please see "Voting Rights" on Page 1 of the accompanying Proxy Statement for a description of a recent stock split. Please note that the stock split was effected after the April 6, 2001 record date for the Annual Meeting and thus does not affect the number of shares outstanding or the stockholders who can vote as of the April 6, 2001 record date.

     The vote of every stockholder is important, and your cooperation in promptly returning your executed Proxy Card will be appreciated. Each Proxy Card is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

                                          By Order of the Board of Directors,

                                          [/s/ Michael Futch]
                                          Michael Futch
                                          Vice President, General Counsel and
                                          Secretary
Watsonville, California
April   , 2001

                       GRANITE CONSTRUCTION INCORPORATED
                             585 WEST BEACH STREET
                         WATSONVILLE, CALIFORNIA 95076
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      2001 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation by the management of GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (hereinafter called the "Company"), of Proxies for use at the Annual Meeting of Stockholders to be held on May 21, 2001, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy Card are first being sent
to stockholders on approximately April   , 2000.

                            SOLICITATION OF PROXIES

     The cost of the solicitation of Proxies will be borne by the Company. In addition to soliciting stockholders by mail through its employees, the Company may request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the name of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit Proxies personally or by telephone, without additional compensation. In addition, the Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, to assist in the solicitation of Proxies. Pursuant to the Company's agreement with MacKenzie, MacKenzie will provide various proxy advisory and solicitation services for the Company at a cost of $12,500, plus reasonable out-of-pocket expenses and indemnification against certain liabilities.

                                 VOTING RIGHTS

     All shares represented by valid Proxy Cards received prior to the meeting will be voted and, where a stockholder specifies by means of the Proxy Card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no instructions are given on the executed Proxy Card, the Proxy Card will be voted in favor of the proposals described and, in the discretion of such Proxies with respect to any other proposal that may properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional Proxies). A stockholder who signs and returns a Proxy Card in proper form will have the power to revoke it at any time before it is voted. A Proxy Card may be revoked by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date, or by appearing at the meeting and electing to vote in person. The Company's Bylaws provide that a majority of the shares entitled to vote, whether present in person or represented by Proxy Card, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

     The voting securities of the Company entitled to vote at the meeting consist of shares of Common Stock. Only stockholders of record at the close of business on April 6, 2000 are entitled to notice of, and to vote at, the Annual
Meeting. On April 6, 2000, there were             shares of Common Stock issued
and outstanding. Each stockholder shall have one vote for every share of Common Stock registered in his or her name on the record date for the meeting.

     As initially announced on February 21, 2001, on April 13, 2001 Granite effected a split of its shares of Common Stock on a three-for-two basis in the form of a 50 percent stock dividend to stockholders of record on March 31, 2001. Stockholders are asked to note that the record date for voting at the Annual Meeting is April 6, 2001 and thus the stockholders and the number of shares that stockholders are entitled to vote at the

Annual Meeting is based on the shares outstanding as of April 6, 2001, and the record ownership of those shares on that date (i.e., pre-split) as reflected in the Proxy Cards accompanying this Proxy Statement.

     Pursuant to the Bylaws and policies of the Company, in advance of the Annual Meeting of Stockholders, management will appoint an independent Inspector of Elections to supervise the voting of shares for the Annual Meeting. The Inspector will decide all questions respecting the qualification of voters, the validity of the Proxy Cards and the acceptance or rejection of votes. The Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

     The election of directors shall be determined by a plurality of votes cast, and except as otherwise provided by law or the Company's Certificate of Incorporation or Bylaws, all other matters shall be determined by a majority of the votes cast affirmatively or negatively. Approval of the charter amendment to eliminate Article Eighth (Proposal 2) requires the affirmative vote by the holders of 66 2/3 percent of the outstanding Company Common Stock under the provisions of the Company's charter. Because of this vote requirement, abstentions will have the same effect as votes against the proposal to amend the charter. The failure to return a Proxy Card will also have the same effect as a vote against the charter amendment. Under the rules of the New York Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on many "routine" proposals when they have not received voting instructions from beneficial owners. Under these rules, charter amendments are not considered "routine" proposals and therefore brokers may not exercise their voting discretion with respect to the charter amendment, i.e., a "broker non-vote." Since the affirmation vote of 66 2/3 percent vote of the outstanding Company Common Stock is required to approve the charter amendment, broker non-votes will have the same effect as votes against the charter amendment proposal.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company currently has a nine-member Board of Directors. Directors are elected for three-year terms and are divided into three classes, with one class elected at each annual meeting of stockholders.

     Three (3) directors of the Company are to be elected for the ensuing three-year term and until their successors are elected and qualified. The nominees are Rebecca A. McDonald, Brian C. Kelly and George B. Searle. Certain information with respect to their ages and background is set forth below. Ms. McDonald was first elected at a Board of Directors' meeting in 1994. Mr. Kelly and Mr. Searle were appointed by the Board in 1995 and 1998, respectively, to fill vacant directorships, and their appointments were ratified at the subsequent annual meetings of stockholders. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

     Each nominee will hold office until his or her term expires or until his or her successor is elected and qualified unless he or she resigns or his or her office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company.

     It is intended that votes pursuant to the Proxy Cards will be cast for the named nominees. The persons named in the accompanying form of Proxy Card will vote the shares represented thereby for the nominees. Management knows of no reason why any of these nominees should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the Proxy Cards will be voted for the election of such other person(s) for the office of director as the Board may recommend in the place of such nominee(s).

     If a quorum is present and voting, the three nominees receiving the highest number of votes will be elected for the ensuing three-year term. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority or otherwise, i.e., broker non-votes, will be counted as present in determining if a quorum is present, but will have no effect on the vote for directors.

             DIRECTOR                        POSITION           AGE             DIRECTOR SINCE
             --------                        --------           ---             --------------
NOMINEES
Brian C. Kelly....................  Director                    69    Director since 1995; term ends
                                                                      2001.
Rebecca A. McDonald...............  Director                    48    Director since 1994; term ends
                                                                      2001.
George B. Searle..................  Director                    68    Director since 1998; term ends
                                                                      2001.

CONTINUING
David H. Watts....................  Chairman of the Board,      62    Director since 1988; term ends
                                    President, Chief Executive        2002.
                                    Officer, and Director
Joseph J. Barclay.................  Director                    68    Director since 1988; term ends
                                                                      2002.
J. Fernando Niebla................  Director                    61    Director since 1999; term ends
                                                                      2002.
Richard M. Brooks.................  Director                    72    Director since 1990; term ends
                                                                      2003.
Linda Griego......................  Director                    53    Director since 1999; term ends
                                                                      2003.
Raymond E. Miles..................  Director                    68    Director since 1988; term ends
                                                                      2003.

     Granite Construction Incorporated was incorporated in Delaware in January, 1990 as the holding company for Granite Construction Company, which was incorporated in California in 1922. All dates for people listed in this Proxy Statement referring to the dates of service with the Company include the periods in which they served for Granite Construction Company.

NOMINEES

     Mr. Kelly is self-employed as a Construction Consultant with over 40 years of construction experience. He is currently utilizing his business expertise as a volunteer with The Diocese of Monterey and other community organizations. Mr. Kelly holds a B.S. degree in Civil Engineering from Iowa State University and an M.B.A. degree from Stanford University.

     Ms. McDonald is currently Chairman and Chief Executive Officer of Enron Global Assets. She joined Enron in February 1999 as Executive Managing Director, and in July of 1999 took the position of Chairman and Chief Executive Officer of Enron Asia Pacific/Africa/China LLC until the change to her current position in November of 2000. Prior to joining Enron, Ms. McDonald held a six-year tenure at Amoco, serving as President and Chief Executive Officer of Amoco Energy Development Company and Managing Director of Amoco Energy Group North America. She is a director of the US-ASEAN Business Council and Eagle Global Logistics. Ms. McDonald holds a B.S. degree in Education from Stephen F. Austin University.

     Mr. Searle is currently President of Searle Associates, Inc., consultants to the construction industry. He was formerly President of IA Construction Co. of Concordville, Pennsylvania, a leading construction company in the Northeast. Mr. Searle serves as a director of Barriere Construction Co., L.L.C. and Elwyn Inc. He holds a B.A. degree in Mathematics from Harvard University.

CONTINUING

     Mr. Watts is currently, and has been since 1987, President and Chief Executive Officer of the Company. On May 24, 1999 he was elected to also serve as Chairman of the Board. He was formerly President and Chief Executive Officer and a director of Ford, Bacon & Davis, Inc., an industrial engineering and construction firm. Mr. Watts currently serves as a director of TIC Holdings, Inc., Wilder Construction Company, the California Chamber of Commerce, of which he is the immediate past Chair, Monterey County Symphony, the Monterey Bay Area Council of the Boy Scouts of America, and the Community Foundation for Monterey County. He holds a B.A. degree in Economics from Cornell University.

     Mr. Barclay was formerly Chairman, President, Chief Executive Officer and a director of Cascade Corporation, a manufacturer of materials handling equipment. He is a director of Columbia Machine, Inc. Mr. Barclay holds a B.S. degree in Industrial Engineering from Illinois Institute of Technology.

     Mr. Brooks is self-employed as a Financial Consultant. He is a director of Longs Drug Stores Corporation, BEI Technologies, Inc. and Western Farm Credit Bank. Mr. Brooks holds a B.S. degree in Applied Economics from Yale University and an M.B.A. degree from the University of California, Berkeley.

     Ms. Griego is President and Chief Executive Officer of Griego Enterprises, Inc. She was formerly President and Chief Executive Officer of the Los Angeles Community Development Bank. Ms. Griego is on the Board of Directors of Blockbuster, Inc., and Tokai Bank of California. She also serves as a Los Angeles branch director of the Federal Reserve Bank of San Francisco. She holds a B.A. degree in History from the University of California at Los Angeles.

     Dr. Miles is the Trefethen Professor Emeritus at the Walter A. Haas School of Business at the University of California, Berkeley. He has been a member of the faculty since 1963 and is a former Dean of the School. Dr. Miles is a director of the Union Bank of California. He holds B.A. and M.B.A. degrees from the University of North Texas and a Ph.D. in Organizational Behavior and Industrial Relations from Stanford University.

     Mr. Niebla is President of International Technology Partners L.L.C., an IT services company based in Miami, Florida. He was the founder and Chairman and Chief Executive Officer of Infotec Development Inc. from 1979 through June 1996, and Infotec Commercial Systems from January 1996 through June 1998. Mr. Niebla is a director of Union Bank of California, Infotec Commercial Systems and Pacific Life Corp. He holds a B.S. degree in Electrical Engineering from the University of Arizona and an M.S. QBA from the University of Southern California.

     The Company has an Audit/Compliance Committee, a Compensation Committee, a Nominating Committee, a Strategic Planning Committee, and an Executive Committee.

                           AUDIT/COMPLIANCE COMMITTEE
                          Richard M. Brooks, Chairman
                               Joseph J. Barclay
                                  Linda Griego
                                 Brian C. Kelly
                              Rebecca A. McDonald
                                Raymond E. Miles
                               J. Fernando Niebla
                                George B. Searle

     For a description of the functions of the Audit/Compliance Committee, see "Report of the Audit/ Compliance Committee". The Audit/Compliance Committee is composed entirely of non-employee directors. The Audit/Compliance Committee held three (3) meetings in 2000.

                             COMPENSATION COMMITTEE
                               Joseph J. Barclay
                               Richard M. Brooks
                                 Brian C. Kelly
                                George B. Searle

     The Compensation Committee reviews and recommends salaries for corporate officers and key employees. In addition, the Compensation Committee administers the 1990 Omnibus Stock and Incentive Plan and the 1999 Equity Incentive Plan with respect to persons subject to Section 16 of the Securities Exchange Act of 1934. The Compensation Committee is composed entirely of non-employee directors. The Compensation Committee held three (3) meetings in 2000. For additional information concerning the Compensation Committee, see "Report of the Compensation Committee."

                              NOMINATING COMMITTEE
                               Joseph J. Barclay
                               Richard M. Brooks
                                 Brian C. Kelly
                                Raymond E. Miles
                                George B. Searle

     The Nominating Committee recommends and nominates persons to serve on the Board of Directors. The Committee will consider nominees recommended by stockholders as long as the stockholder gives timely notice in writing of his or her intent to nominate a director. To be timely, a stockholder nomination for a director to be elected at the 2002 Annual Meeting must be received at the
Company's principal office on or before             , 2001. The Nominating
Committee held no meetings in fiscal year 2000.

                          STRATEGIC PLANNING COMMITTEE
                                Raymond E. Miles
                              Rebecca A. McDonald
                                  Linda Griego
                                 Brian C. Kelly
                               J. Fernando Niebla
                                George B. Searle

     The function of the Strategic Planning Committee is to develop, in conjunction with management, the Company's Strategic Plan and to provide overall strategic planning direction for the Company. The Strategic Planning Committee held one (1) meeting in fiscal year 2000.

                              EXECUTIVE COMMITTEE
                            David H. Watts, Chairman
                               Joseph J. Barclay
                                 Brian C. Kelly

     The Executive Committee's responsibility is to exercise all powers and authority of the Board of Directors in the management of business affairs of the Company as authorized by the Board. The Committee reviews and approves specific decisions as established by the current "Limits of Authority" schedule. It may exercise the power and authority of the Board of Directors to declare a dividend, authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Members of the Executive Committee do not receive any meeting fees or other compensation for their service on the Committee.

     During fiscal year 2000, the Board of Directors held six (6) meetings. All Directors attended 75% of the meetings of the Board or any committee on which he or she served.

                        SECURITY OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table contains information as of March 31, 2001 regarding the ownership of the Common Stock of the Company by: (i) all persons who, to the knowledge of the Company, were the beneficial owners of 5% or more of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of March 31, 2001, whose salary and bonus for the fiscal year ended exceeded $100,000, and
(iv) all executive officers and directors of the Company as a group:

                                                              AMOUNT AND NATURE      PERCENT OF
                                                                OF BENEFICIAL       COMMON STOCK
                            NAME                                OWNERSHIP(1)       OUTSTANDING(2)
                            ----                              -----------------    --------------
Emben & Co. (ESOP Trust)....................................     [     ]             [   %]
  c/o BNY Western Trust Company
  One Wall Street
  New York, NY 10286
Vanguard/PRIMECAP Fund Inc.(3)..............................    2,100,000            [   %]
  P.O. Box 2600 #V34
  Valley Forge, PA 19482
Wellington Management Company, LLP(4).......................    1,368,400            [   %]
  75 State Street, 19th Floor
  Boston, MA 02109
David H. Watts(5)...........................................     [     ]               *
Joseph J. Barclay...........................................     [     ]               *
Richard M. Brooks...........................................     [     ]               *
Linda Griego................................................     [     ]               *
Brian C. Kelly..............................................     [     ]               *
Rebecca A. McDonald.........................................     [     ]               *
Raymond E. Miles............................................     [     ]               *
J. Fernando Niebla..........................................     [     ]               *
George B. Searle............................................     [     ]               *
William G. Dorey(6).........................................     [     ]               *
William E. Barton(7)........................................     [     ]               *
Patrick M. Costanzo(8)......................................     [     ]               *
Mark E. Boitano(9)..........................................     [     ]               *
All Executive Officers and Directors as a Group (13
  Persons)(5)(6)(7)(8)(9)...................................     [     ]             [   %]

---------------
 *  Less than 1%.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Calculated on the basis of [          ] shares of Common Stock outstanding
    as of March 31, 2001, except that shares of Common Stock underlying options exercisable within 60 days of March 31, 2001 are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options.

(3) Based upon a Schedule 13G filed by Vanguard/PRIMECAP Fund Inc. with the Securities and Exchange Commission on February 9, 2001.

(4) Based upon a Schedule 13G filed by Wellington Management Company, LLP ("WMC") with the Securities and Exchange Commission on February 14, 2001. WMC has shared dispositive power over the shares listed in its capacity as an investment advisor. WMC also has shared voting power with respect to 926,700 of such shares.

(5) Includes approximately [          ] shares of Common Stock owned by the
    Employee Stock Ownership Plan ("ESOP") but allocated to Mr. Watts' account as of March 31, 2001, over which Mr. Watts has voting, but not dispositive power, as of March 31, 2001. These shares are subject to vesting and distribution restrictions.

(6) Includes approximately [          ] shares of Common Stock owned by the
    Employee Stock Ownership Plan ("ESOP") but allocated to Mr. Dorey's account
    as of March 31, 2001, and [          ] shares of restricted stock over which
    Mr. Dorey has voting, but not dispositive power, as of March 31, 2001. These shares are subject to vesting and distribution restrictions.

(7) Includes approximately [          ] shares of Common Stock owned by the
    Employee Stock Ownership Plan ("ESOP") but allocated to Mr. Barton's account
    as of March 31, 2001, and [          ] shares of restricted stock over which
    Mr. Barton has voting, but not dispositive power, as of March 31, 2001. These shares are subject to vesting and distribution restrictions.

(8) Includes approximately [          ] shares of Common Stock owned by the
    Employee Stock Ownership Plan ("ESOP") but allocated to Mr. Costanzo's account as of March 31, 2001, over which Mr. Costanzo has voting, but not dispositive power, as of March 31, 2001. These shares are subject to vesting and distribution restrictions.

(9) Includes approximately [          ] shares of Common Stock owned by the
    Employee Stock Ownership Plan ("ESOP") but allocated to Mr. Boitano's
    account as of March 31, 2001, and [          ] shares of restricted stock
    over which Mr. Boitano has voting, but not dispositive power, as of March 31, 2001. These shares are subject to vesting and distribution restrictions.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth a summary of compensation as to the Chief Executive Officer and the four other most highly compensated executive officers as of December 31, 2000, whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000:

                           SUMMARY COMPENSATION TABLE

                                                                      LONG TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                     ------------
                                        ANNUAL COMPENSATION(1)       RESTRICTED
                                     ----------------------------      STOCK         ALL OTHER
                                              SALARY     BONUS(2)    AWARDS(3)      COMPENSATION(4)
    NAME AND PRINCIPAL POSITION      YEAR      ($)         ($)          ($)             ($)
-----------------------------------  ----    --------    --------    ------------   ---------------
David H. Watts.....................  2000    [       ]   [       ]     [       ]        [      ]
  Chairman of the Board,             1999     330,000     330,000       710,185          35,976
  President and Chief Executive      1998     300,000     300,000       530,865          33,713
  Officer

William G. Dorey...................  2000    [       ]   [       ]     [       ]        [      ]
  Executive Vice President           1999     240,000     240,000       516,519          35,976
  and Chief Operating Officer        1998     200,000     280,000       283,128          32,592

William E. Barton..................  2000    [       ]   [       ]     [       ]        [      ]
  Senior Vice President and          1999     186,000     149,000       239,964          35,976
  Chief Financial Officer            1998     165,000     126,000       171,644          32,592

Patrick M. Costanzo................  2000    [       ]   [       ]     [       ]        [      ]
  Senior Vice President and          1999     200,000     280,000       344,329          35,976
  Manager, Heavy Construction        1998     200,000     280,000       364,109          32,592
  Division

Mark E. Boitano....................  2000    [       ]   [       ]     [       ]        [      ]
  Senior Vice President and          1999     200,000     280,000       344,329          35,976
  Manager, Branch Division           1998     150,000     210,000       212,346          32,592

---------------
(1) For the year ended December 31, 2000, compensation deferred at the election of the officer under the Key Management Deferred Compensation Plan for
    Messrs. Watts, Dorey, Barton, Costanzo and Boitano was $[       ];
    $[       ]; $[       ]; [       ]$; and $[       ], respectively. For the
    year ended December 31, 1999 such deferred compensation amounted to $351,305; $80,649; $7,000; $98,087 and $22,255, respectively, while for the year ended December 31, 1998 such deferred compensation amounted to $300,531; $265,264; $6,000; $289,070 and $6,000 respectively.

(2) Amounts include cash bonuses earned in the current year but paid in the following year. Amounts do not include cash bonuses paid in the current year but earned in the previous year.

(3) The amount of awards for each year is based on the Company's stock closing price on the grant date multiplied by the number of shares awarded for the year. Such awards are earned in the current year but issued as stock in the following year. The aggregate number of restricted shares outstanding at December 31, 2000 for Messrs. Watts, Dorey, Barton, Costanzo, and Boitano
    were [       ]; [       ]; [       ]; [       ]; and [       ],
    respectively, with an aggregate market value for those same officers of
    $[       ]; $[       ]; $[       ]; $[       ]; and $[       ],
    respectively, based on the Company's stock closing price of $28.9375 at December 29, 2000 (the last NYSE trading day in 2000). The number of shares and values for each officer at December 31, 2000 exclude the shares issued in March 2001 for services performed in 2000 which appear in the table as 2000 compensation.

     In 1999 restricted stock agreements were amended to change the vesting for all participants who had attained retirement age as defined by the Plan to conform to the requirements under the Internal Revenue Code Section 83. As a result of these amendments, Messrs. Watts' and Costanzo's shares all vested in 2000. The following tables show the total number of shares awarded Messrs. Barton and Dorey in grant years 1998, 1999 and 2000 and the vesting schedules for those shares:

     WILLIAM E. BARTON

                              TOTAL
                             SHARES     1999      2000      2001      2002      2003      2004      2005
    GRANT DATE               AWARDED   VESTING   VESTING   VESTING   VESTING   VESTING   VESTING   VESTING
    ----------               -------   -------   -------   -------   -------   -------   -------   -------
       2000    ............   9,319        --       --      1,864     1,864     1,864     1,864     1,863
       1999    ............   7,304     1,096      364      1,461     1,461     1,461     1,461        --
       1998    ............   7,513     2,630      374      1,503     1,503     1,503        --        --
                             ------     -----      ---      -----     -----     -----     -----     -----
          Totals...........  24,136     3,726      738      4,828     4,828     4,828     3,325     1,863

     WILLIAM G. DOREY

                              TOTAL
                             SHARES     1999      2000      2001      2002      2003      2004      2005
    GRANT DATE               AWARDED   VESTING   VESTING   VESTING   VESTING   VESTING   VESTING   VESTING
    ----------               -------   -------   -------   -------   -------   -------   -------   -------
       2000    ............  20,059        --        --     4,012     4,012     4,012     4,012     4,011
       1999    ............  12,048     1,807       601     2,410     2,410     2,410     2,410        --
       1998    ............  17,779     6,223       888     3,556     3,556     3,556        --        --
                             ------     -----     -----     -----     -----     -----     -----     -----
          Totals...........  49,886     8,030     1,489     9,978     9,978     9,978     6,422     1,863

     None of Mr. Boitano's restricted stock awarded in years 1998, 1999, and 2000 vests within three (3) years of the date of grant.
---------------
(4) Amounts represent contributions to the Employee Stock Ownership Plan, the Profit Sharing and 401(K) Plan and a profit sharing cash bonus that were earned during the current year, of which a portion was allocated in the following year. 1998 amounts were restated in 1999 to conform to the 1999 presentation.

            EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     In April, 1990, Granite Construction Company, a subsidiary of the Company ("Granite"), entered into employment agreements with William E. Barton, Mark E. Boitano, Patrick M. Costanzo, William G. Dorey, and David H. Watts. Effective February 1, 1997 the employment agreements entered into with Messrs. Barton, Boitano, Costanzo, Dorey, and Watts were formally assigned to, and the obligations thereunder accepted by, the Company. These agreements provide that if the individual's employment with the Company is terminated for certain reasons within two and one-half years after a "change in control" of the Company, then the Company will pay to the individual amounts up to three times the average gross annual compensation paid to the individual over the five years prior to the "change in control." A "change in control" is defined as (i) a merger, consolidation or acquisition of the Company where the stockholders of the Company do not retain a majority interest in the surviving or acquiring corporation; (ii) the transfer of substantially all of the Company's assets to a corporation not controlled by the Company or its stockholders; or (iii) the transfer to affiliated persons of more than 30% of the voting stock of the Company, leading to a change of a majority of the members of the Board of Directors.

     Also in the event of a "change in control," options and grants of restricted stock ("Awards") awarded under the 1990 Omnibus Stock and Incentive Plan and the 1999 Equity Incentive Plan (the "Plans") are affected. The Plans provide that the surviving, successor, or acquiring corporation shall either assume outstanding Awards or substitute new Awards having an equivalent value. In the event that does not occur, the Company's Board shall provide that any Awards otherwise unexercisable and/or unvested shall be immediately exercisable and vested in full. The Plans further provide that if such newly exercisable or vested Awards have not been exercised as of the date of the change in control, they shall terminate effective as of the date of the change in control.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with except that, due to an in-house administrative error, one (1) transaction by David H. Watts was not timely filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 30, 1999, Executive Officers David H. Watts, Patrick M. Costanzo, William G. Dorey and William E. Barton received loans from the Company for tax withholding due upon receipt of restricted stock. The largest aggregate amount of indebtedness outstanding at any time during the loan period for the officers was $346,327 (paid in full on March 29, 2000), $227,392 (paid in full on March 31, 2000), $332,906 (paid in full on March 29, 2000), and $318,337
(paid in full on March 29, 2000), respectively. The rate of interest on the loans was 5.74%. In addition, on February 3, 2000, Mr. Watts received a loan for tax withholding due upon receipt of restricted stock totaling, in the aggregate, $585,489 which was paid in full on May 10, 2000. The rate of interest on Mr. Watt's loan was 6.20%, and after March 31, 2000 increased to 10%. Interest rates on loans paid by March 31, 2000 were based on applicable federate rates, compounded annually. After March 31st, interest was calculated at a 60-day reference rate charged by Bank of America NT & SA plus one percent (1%).

                           COMPENSATION OF DIRECTORS

     Mr. Watts receives $250 for each month he serves as Chairman of the Board of the Company. Messrs. Barclay, Brooks, Kelly, Miles, Niebla, Searle, and Ms. Griego and McDonald currently receive an annual retainer of $20,000, payable quarterly, for serving on the Board. In addition, Messrs. Barclay, Brooks, Kelly, Miles, Niebla, Searle and Ms. Griego and McDonald receive $800 for each Board of Directors meeting they attend and $600 for each Board of Directors committee meeting (except for meetings of the Executive Committee) they attend.

     The 1999 Equity Incentive Plan, passed at the 1999 Annual Meeting of Stockholders, provides that each non-employee director must elect, generally prior to the start of the applicable calendar year, to receive director fee awards during such year in the form of either an Option Payment or a Stock Units Payment. Each non-employee director must receive at least 50% of the value of all compensation for services as a director in the form of a stock-based director fee award in lieu of receipt of cash. A non-employee director may elect to receive 100% of director compensation in the form of a director fee award. A non-employee director electing to receive an Option Payment will be granted automatically on the last day of each calendar quarter during the year a nonstatutory stock option for a number of shares of Common Stock. The amount of shares granted is determined by dividing the Elected Quarterly Compensation by an amount equal to 50% of the average closing price of a share of the Company's Common Stock on the New York Stock Exchange on the ten trading days preceding the date of grant and having an exercise price per share equal to 50% of such average closing price.

     A non-employee director electing to receive a Stock Units Payment will be granted automatically on the last day of each calendar quarter during the year an award for a number of stock units. The amount of the award is determined by dividing the Elected Quarterly Compensation by an amount equal to the average closing price of a share of the Company's Common Stock on the New York Stock Exchange on the ten trading days preceding the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of the Common Stock of the Company in accordance with the terms and conditions of the Stock Units Award. Non-employee directors are not required to pay any additional cash consideration in connection with the settlement of the Stock Units Award.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P 500 and the Dow Jones Heavy Construction Industry Index (Dycom Industries, Emcor, Granite Construction Incorporated, Fluor, Insituform Technologies, Jacobs Engineering, Massey Energy, and Washington Group International) for the period commencing on December 31, 1995, and ending on December 31, 2000.

     The graph assumes $100 invested on December 31, 1995 in the Company's stock at $31.50 per share, and in the S&P 500 Index, and Dow Jones Construction Industry Index. The Total Return also assumes reinvestment of dividends.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG GRANITE CONSTRUCTION INCORPORATED, THE S&P 500 INDEX
                   AND THE DOW JONES HEAVY CONSTRUCTION INDEX

                              [PERFORMANCE GRAPH]

        * $100 INVESTED ON 12/31/95 IN STOCK OR INDEX-
        INCLUDING REINVESTMENT OF DIVIDENDS.
        FISCAL YEAR ENDING DECEMBER 31.

--------------------------------------------------------------------------------
                        12/95     12/96     12/97     12/98     12/99     12/00
--------------------------------------------------------------------------------
 Granite
  Construction Inc.    100.00     92.14    113.52    251.81    140.70    224.75
 S&P 500               100.00    122.96    163.98    210.84    255.22    231.98
 DJ Heavy
  Construction         100.00     96.04     72.15     86.26     92.51    108.34
--------------------------------------------------------------------------------

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Barclay, Brooks, Kelly and Searle served as members of the Compensation Committee during fiscal 2000. All Committee members are non-employee directors.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is responsible for formulating the Company's executive compensation policy. The Committee reviews, adopts and administers incentive compensation plans applicable to executive officers and other senior management personnel, with the intention of providing both competitive and appropriate levels of compensation.

     The Committee's primary compensation policy is that a substantial portion of the annual compensation of each executive should be directly linked to the performance of the Company. In addition, compensation should link the long-term interests of executives and stockholders and encourage career service by including stock ownership as an integral part of the compensation package.

     The Committee has, on occasion, retained the services of compensation consultants to assist the Committee in developing and maintaining a competitive executive compensation program. Hewitt Associates, for example, has regularly provided the Compensation Committee information comparing the Company's executive compensation to certain companies in the construction industry, including companies in the Dow Jones Heavy Construction Group.

     The Committee has considered the potential impact of Section 162 (m) (the "Section") of the Internal Revenue Code adopted under the Federal Reserve Reconciliation Act of 1933. This Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any named executive officers, unless such compensation is subject to performance-based exemptions. Since all of the targeted compensation of each of the named executive officers is performance-based, the exemption applies and this Section will not materially, if at all, reduce the tax deduction available to the Company.

     The Company's compensation package includes salary and annual incentive compensation comprised of bonuses payable in cash or restricted stock. Following a review of officer salaries, the Compensation Committee recommended that effective January 1, 2000, CEO David H. Watts' salary be increased from $330,000 to $360,000.

     The incentive compensation plan is designed so that when bonuses exceed a predetermined cap on total annual cash compensation, the amount in excess of the cap is converted into long-term compensation in the form of restricted stock. Restricted stock limits have also been established by the Committee to fix total compensation limits at appropriate levels. The Committee determined the appropriate participation of officers as well as the performance threshold, cash caps, and restricted stock limits for all officers in 2000. Effective January 1, 2000, CEO Watts' cash limit was increased to $720,000 and his total compensation limit to $1,440,000.

     The Committee continued the Return on Net Assets (RONA) based compensation plan in 2000 for Corporate Officers and Middle Managers. The Committee believes that using RONA as the key performance factor ties earnings performance to the Company's asset growth and asset utilization compared with the cost of capital, and that RONA is a superior measure of performance in an asset-heavy business. For the Branch and Heavy Construction Division officers, the Committee assigned performance measures both at the Corporate and Division Level. Thirty percent (30%) of their incentive compensation was determined in 2000 by Corporate RONA, while 70% of their incentive compensation was based on the profitability of their respective Divisions.

     Due to provisions in Granite's Retirement Plan, which fully vests participants at age 62, CEO Watts elected to receive cash in lieu of Common Stock as part of his 2000 performance incentive, which will be converted to phantom shares and held in Mr. Watts' Non-Qualified Deferred Compensation account for five (5) years. The Compensation Committee endorsed this handling of the stock portion of the incentive plan as it was consistent with IRS constructive receipt regulations, and it continues to place the amount awarded at the risk of stockholder value. The Committee believes Mr. Watts' compensation for the year ending December 31, 2000 reflects the Company's performance and was in the general range of compensation for executives with like responsibilities in comparable companies and industries achieving similar financial results.

     The Committee met three (3) times in 2000.

Joseph J. Barclay                              Brian C. Kelly
Richard M. Brooks                              George B. Searle

                    REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

     The Board of Directors maintains an Audit/Compliance Committee composed of eight outside directors who have been determined to be independent under the rules of the New York Stock Exchange. The primary responsibility of the Audit/Compliance Committee is to oversee the Company's financial reporting, corporate governance (including compliance with regulatory matters), and internal operating controls and to report its observations and activities to the Board. The Board has adopted a written Charter of the Audit/Compliance Committee, a copy of which is attached as Appendix B hereto.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

     The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Company incurred the following fees for services performed by PricewaterhouseCoopers LLP in fiscal year 2000.

AUDIT FEES

     Fees for the fiscal year 2000 audit and the review of Forms 10-Q were $318,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 were $72,000.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and

Exchange Commission. The committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

     The committee also oversees the Ethics and Compliance Program including participation in the annual evaluation of the Compliance Officer and giving a detailed annual report to the Board on the progress of the Program and plans for future activities.

     The committee held three (3) meetings in 2000.

        Richard M. Brooks, Chairman            Rebecca A. McDonald
        Joseph J. Barclay                      Raymond E. Miles
        Linda Griego                           J. Fernando Niebla
        Brian C. Kelly                         George B. Searle

             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
ELIMINATION OF STOCKHOLDER SUPER-MAJORITY VOTING PROVISIONS RELATING TO MERGERS,
                SUBSTANTIAL ASSET SALES AND SIMILAR TRANSACTIONS

     The Company's Board of Directors has unanimously approved, recommends and deems it advisable that the stockholders approve an amendment to the Certificate of Incorporation of the Company to eliminate Article Eighth.

     Article Eighth of the Company's Certificate of Incorporation contains super-majority voting provisions. The provisions of Article Eighth have been in the Company's Certificate of Incorporation for a number of years. Under Article Eighth, even those mergers in which the Company is the surviving entity, sales of subsidiaries of the Company or their assets and acquisitions by the Company or its subsidiaries require 66 2/3 percent stockholder approval. The Board believes that these provisions are significantly more burdensome than the provisions that are generally applicable to publicly-traded Delaware corporations. For example, Article Eighth imposes a requirement of 66 2/3 percent stockholder approval for some acquisitions by the Company, which would not generally need any stockholder approval under Delaware law and the rules of the New York Stock Exchange.

     Furthermore, the Board believes that the super-majority requirements make it easier, for example, for holders of a minority of shares to "block" an acquisition. Article Eighth allows holders of 34 percent of the Company's Common Stock to prevent such transactions even if the Board and a majority of the Company's stockholders believe it is in the best interest of the Company and its stockholders.

     The Board also believes that the requirement of 66 2/3 percent stockholder approval potentially increases the time it takes, for example, to complete a merger and substantially increases the cost of the transaction. Moreover, the time delay and additional contingencies imposed by these restrictions make the Company a less desirable buyer for many acquisition targets, when other potential buyers are not subjected to such restrictions.

     For these reasons and the reasons described below under "Reasons for Proposed Amendment to the Certificate of Incorporation", the Board has come to the conclusion that the provisions of Article Eighth place undesirable restrictions on the ability of the Company to successfully negotiate transactions that the Board believes are in the best interests of the Company and its stockholders. The Board has therefore authorized an amendment to the Certificate of Incorporation, subject to approval of stockholders, to eliminate Article Eighth in its entirety.

AMENDMENT OF THE CERTIFICATE OF INCORPORATION

     The amendment for the Certificate of Incorporation eliminates the requirement for approval by 66 2/3 percent of the combined voting power of the Company for:

     (1) any merger, reorganization or consolidation of or share exchange made by the Company or any of its subsidiaries into or with any other person, in each case irrespective of whether the Company or its subsidiary is the surviving entity, provided, however, that the holders of a majority of the combined voting power of the outstanding shares of all classes and series of the Company entitled to vote generally in the election of directors may approve any transaction, including a merger or consolidation, in which the Company pays less than $20,000,000 in cash, assets or securities (including securities of the Company) for the assets or securities of a third party; or

     (2) except in the ordinary course of business, any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with any other person (in a single transaction or a series of related transactions) of all or a Substantial Part (as hereinafter defined) of the assets of the Company (including without limitation any securities of a subsidiary); or

     (3) except in the ordinary course of business, any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the Company or to or with any of its subsidiaries (in a single transaction or series of related transactions) of the assets or securities of any other person if the fair market value of such assets or securities would constitute a Substantial Part of the assets of the Company; or

     (4) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. Anything in the foregoing to the contrary notwithstanding, the term "Business Combination" shall not be deemed to include any of the transactions contemplated by that certain Credit Agreement or that certain Business Loan Agreement, both dated as of February 27, 1985, between Granite Construction Company and Bank of America N.T. & S.A., or any renewals, extensions or refundings thereof; or

     (5) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

     The term "Substantial Part" means more than 20% of the fair market value of the total consolidated assets of the Corporation and its subsidiaries taken as a whole, as determined by two-thirds of the members of the Board of Directors of such person in good faith, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

     The terms "Business Combination" means any transaction or proposed transaction which is referred to in any one or more of the foregoing subparagraphs (1) through (5).

REASONS FOR PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

     The Board believes that the super-majority requirements of Article Eighth give holders of a minority of shares unequal influence over important and fundamental corporate matters by allowing them to "block" any and all such transactions. To illustrate, under Article Eighth, holders of 34 percent of the Company's Common Stock can prevent transactions, such as acquisitions by the Company or any of its subsidiaries, the sale of the Company or any of its subsidiaries, the sale of more than 20% of the assets of the Company or its subsidiaries, or a merger of the Company or any of its subsidiaries with or into a third party, even if the Board and a majority of the Company's stockholders believe such a transaction is in the best interest of the Company and its stockholders.

     The Board also believes that because Article Eighth imposes a 66 2/3 percent stockholder approval threshold for certain transactions, this provision places an undesirable restriction on the ability of the Company to successfully negotiate transactions that the Board believes are in the best interest of the Company and its stockholders. The Board believes that these provisions subject potential mergers, substantial asset sales and similar transactions involving the Company or its subsidiaries to a level of stockholder approval that exceeds what other publicly traded companies are required to achieve under Delaware law or the rules of the New York Stock Exchange. For example, Article Eighth currently imposes a requirement of 66 2/3 percent stockholder approval for some acquisitions by the Company which generally would not need any stockholder approval under Delaware law or the rules of the New York Stock Exchange. Obtaining 66 2/3 stockholder approval also makes it difficult to do many transactions in a timely and economic manner. The Board also believes that this requirement makes the Company a much less desirable buyer in the viewpoint of many acquisition targets when other potential buyers are not hindered by the same restrictions. The Board believes that the proposed amendment to eliminate these restrictions is appropriate and advisable and will enable the Company to more effectively pursue transactions that the Board believes are desirable for the Company and its stockholders. The amendment is not being proposed in connection with any particular transaction or negotiations to which the Company is a party.

EFFECT OF PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION

     If this Proposal 2 is approved by the stockholders, Delaware General Corporation Law (or in the case of the Company's subsidiaries, their state of incorporation) and the rules of the New York Stock Exchange will govern whether stockholder approval is required for any of the transactions currently covered by Article Eighth of the Certificate of Incorporation. Under current Delaware law, any merger in which the Company was not the surviving corporation or any sale of all or substantially all of the Company's assets would require approval of (1) the board and (2) a majority (rather than 66 2/3 percent) of the voting power of the Company's then-outstanding securities entitled to vote. Mergers in which the Company was the surviving entity, sales of subsidiaries of the Company or their assets and acquisitions by the Company or its subsidiaries and other transactions of the type described in Article Eighth would not generally require approval by the Company's stockholders, except in cases where an amount of the Company's stock equal to or in excess of 20% of the then-outstanding number of shares of the Company's stock would be issued in the merger or acquisition. The text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement.

     Because the effect of the proposed amendment would be to replace the special stockholder voting requirements of Article Eighth with the standards imposed by Delaware law and the New York Stock Exchange:

     - the determination of whether a stockholder vote will be required for transactions currently governed by Article Eighth will be determined under rules that provide, as indicated above, that, except in certain limited cases, stockholders do not have a vote at all on those transactions; and

     - in those cases where stockholders will have a vote, the vote required to approve those transactions will be a majority of the outstanding shares rather than 66 2/3 percent of the outstanding shares.

     One effect of this proposed amendment will be that holders of 50.1 percent of the Company's outstanding shares will be able to cause the approval of any transaction that requires shareholder approval under Delaware law and the New York Stock Exchange rules even if a substantial minority of the outstanding shares vote against the transaction.

     The text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          A VOTE "FOR" THIS PROPOSAL.

                                 VOTE REQUIRED

     In accordance with the Articles of Incorporation, the affirmative vote of 66 2/3 percent of the outstanding shares of Common Stock is required to approve this proposal.

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP to serve as independent accountants to audit the financial statements of the Company for fiscal 2001. Coopers &

Lybrand, L.L.P., predecessor to PricewaterhouseCoopers LLP, has acted in such capacity since its appointment for fiscal 1982. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if the representative desires and will be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting of Stockholders at which a quorum is present and voting either in person or by Proxy is required for approval of this proposal. Votes for and against, abstentions and "broker non-voter" will each be counted as present for purposes of determining a quorum. Neither abstention nor "broker non-voter" will be counted as having been cast affirmatively or negatively on the proposal.

     In the event that ratification by the stockholders of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants is not obtained, the Board of Directors will reconsider said appointment.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          A VOTE "FOR" THIS PROPOSAL.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT 2002 ANNUAL MEETING

     Under the Company's Bylaws, nominations for election to the Board of Directors and proposals for other business to be transacted by the stockholders at an annual meeting of stockholders may be made by a stockholder (as distinct from the Company) only if such stockholder: (i) is entitled to vote at the meeting; (ii) has given the required notice; and (iii) was a stockholder of record at the time of giving the required notice. In addition, business other than a nomination for election to the Board must be a proper matter for stockholder action under the Delaware General Corporation Law.

     The required notice: (i) must be in writing; (ii) must contain information specified in the Bylaws, and (iii) must be delivered to the Company's principal executive offices not less than 120 days prior to the first anniversary of the date the Company's Proxy Statement for the preceding year's Annual Meeting of Stockholders was released to stockholders. If, however, no meeting was held in the previous year; the date of the Annual Meeting is changed by more than 30 days from the previous year; or in the event of a special meeting, the notice, to be timely, must be delivered by the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was made.

     Separate and apart from the required notice described in the preceding paragraphs, the rules promulgated by the SEC under the Securities Exchange Act of 1934 entitle a Company stockholder to require the Company to include the stockholder proposal in the Proxy materials distributed by the Company. However, those SEC rules do not require the Company to include in its Proxy materials any nomination for election to the Board (or any other office with the Company), impose other limitations on the content of a stockholder proposal, and also contain eligibility, timeliness, and other requirements (including the requirement that the proponent must have continuously held at least $2,000 in market value or 1% of the Company Common Stock for at least one year before the proposal is submitted by the proponent).

     To be considered as satisfying the timeliness requirement of the Company's Bylaw provisions and the SEC rules in connection with the Proxy materials to be distributed by the Company with respect to the 2002 Annual Meeting, stockholder proposals must be submitted to the Secretary of the Company at the Company's
principal executive offices not later than             , 2001.

                           INCORPORATION BY REFERENCE

     Certain information required by Item 13(a) of Schedule 14A is incorporated by reference to the Company's 2000 Annual Report to Stockholders mailed on
approximately April   , 2001.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which management intends to present or knows that others will present at the meeting has been included within this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy Card to vote the Proxy Card on such matters in accordance with their best judgment.

                                          /s/ Michael Futch
                                          Michael Futch
                                          Vice President, General Counsel and
                                          Secretary

Dated: April   , 2001

                                   APPENDIX A

              TEXT OF STOCKHOLDER SUPER-MAJORITY VOTING PROVISION

     Set forth below is the current text of Article Eighth of the Certificate of Incorporation of the Company:

     EIGHTH: Vote Required for Certain Business Combinations. In addition to any affirmative vote required by law, any other provisions of this Certificate of Incorporation or otherwise, none of the following transactions shall be consummated unless and until such transaction shall have been approved by the affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of the outstanding shares of stock of all classes and series of the Corporation entitled to vote generally in the election of directors:

     (1) any merger, reorganization or consolidation of or share exchange made by the Corporation or any of its subsidiaries into or with any other person, in each case irrespective of whether the Corporation or its subsidiary is the surviving entity, provided, however, that the holders of a majority of the combined voting power of the outstanding shares of all classes and series of the Corporation entitled to vote generally in the election of directors may approve any transaction, including a merger or consolidation, in which the Corporation pays less than $20,000,000 in cash, assets or securities (including securities of the Corporation) for the assets or securities of a third party; or

     (2) except in the ordinary course of business, any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with any other person (in a single transaction or a series of related transactions) of all or a Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any securities of a subsidiary); or

     (3) except in the ordinary course of business, any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the Corporation or to or with any of its subsidiaries (in a single transaction or series of related transactions) of the assets or securities of any other person if the fair market value of such assets or securities would constitute a Substantial Part of the assets of the Corporation; or

     (4) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. Anything in the foregoing to the contrary notwithstanding, the term "Business Combination" shall not be deemed to include any of the transactions contemplated by that certain Credit Agreement or that certain Business Loan Agreement, both dated as of February 27, 1985, between Granite Construction Company and Bank of America N.T. & S.A., or any renewals, extensions or refundings thereof; or

     (5) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation.

     The term "Substantial Part" shall mean more than 20% of the fair market value of the total consolidated assets of the Corporation and its subsidiaries taken as a whole, as determined by two-thirds of the members of the Board of Directors of such person in good faith, as of the end of its most recent fiscal year ending prior to the time the determination is being made. The terms "Business Combination" as used in this Article EIGHTH shall mean any transaction or proposed transaction which is referred to in any one or more of the foregoing subparagraphs (1) through (5) of this paragraph A of this Article EIGHTH.

     If Proposal 2 is approved by the stockholders of the Company, Article Eighth will be deleted in its entirety, will be replaced by the words "Intentionally Omitted" and will read as follows: "EIGHTH: Intentionally Omitted."

                                   APPENDIX B

                       GRANITE CONSTRUCTION INCORPORATED
                       AUDIT/COMPLIANCE COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the Audit/Compliance Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors for all required changes. The Audit/Compliance Committee shall be appointed by the Board of Directors and shall be composed of at least three directors, each of whom is independent of Management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from Management and the Company. All Committee members shall be financially literate and at least one member shall have accounting or related financial management expertise. The Committee shall meet on a regular basis at least three times per year, or as often as circumstances dictate.

STATEMENT OF POLICY

The Audit/Compliance Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, quarterly financial results, the annual independent audit of the Company's financial statements, and the Corporate Compliance programs as established by Management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and Management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit/Compliance Committee is to oversee the Company's financial reporting, corporate governance (including compliance with regulatory matters), and internal operating controls and to report its observations and activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should monitor Management's actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and compliance with its Code of Conduct.

The following shall be the principal recurring processes of the Audit/Compliance Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

          The Committee shall have a clear understanding with Management and the independent auditors that the independent auditors are accountable to the Board and the Audit/Compliance Committee, as representatives of the Company's stockholders. The Committee shall discuss with the auditors their independence from Management and the Company and the matters included in the written disclosures required by the Independence Standards Board (SAS61). Annually, the Committee shall review and recommend to the Board the selection or replacement of the Company's independent auditors which is to be submitted by the Board to the stockholders for ratification.

          The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with Management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and Corporate Compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without Management present, to discuss the results of their examinations.

          The Committee shall review with Management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the appropriateness of the accounting principles, the reasonableness of significant judgments, the effectiveness of internal controls, and the clarity of disclosures in the financial statements. Specifically, the Committee or at least its Chairman, together with a representative of financial management, will meet with the independent auditor, in person or by telephone, prior to any public release of financial results (earnings press release, 10-Q, 10-K, etc.). The Committee shall discuss the results of the annual audit, examine any proposed changes in the Company's accounting policies and protocol and be apprised of any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards. The Committee shall also review all filings with the SEC.

          The Committee shall seek reasonable assurance that the Company is in compliance with applicable laws and regulations and is conducting its affairs ethically, including compliance with the Corporate Code of Conduct, and is maintaining effective control against employee conflict of interest and fraud. In this regard, the Committee should receive regular reports from the Compliance Officer on progress of activities and future plans and objectives.

          The Committee shall review the Internal Audit Department Charter that explains the functional and organizational framework for providing services to Management and the Audit/Compliance Committee, including the purpose, responsibility, authority and reporting relationship of the Internal Audit function.

          The Audit/Compliance Committee Meeting Planner provides a process checklist and will be updated annually.

PROXY

                        GRANITE CONSTRUCTION INCORPORATED

   UNALLOCATED SHARES VOTING DIRECTIVE CARD FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby directs BNY Western Trust Company as Trustee of the GRANITE CONSTRUCTION Employee Stock Ownership Plan to vote the undersigned participant's pro rata portion of the unallocated shares of stock of GRANITE CONSTRUCTION INCORPORATED beneficially held by the Plan at the Annual Meeting of Stockholders of GRANITE CONSTRUCTION INCORPORATED (the "Company") to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 21, 2001, at 10:30 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April __, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in the Trustee's discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 2000 Annual Report.

--------------------------------------------------------------------------------
IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED UNALLOCATED SHARES VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR
SHARES ARE REPRESENTED AT THE MEETING. IF YOU FAIL TO RETURN YOUR VOTING DIRECTIVE CARD TO THE TRUSTEE BY MAY 17, 2001, YOU WILL BE DEEMED TO HAVE AUTHORIZED THE PLAN'S COMMITTEE TO DIRECT THE TRUSTEE HOW TO VOTE THESE SHARES. AS A PARTICIPANT IN THE GRANITE CONSTRUCTION EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN"), YOU ARE ENTITLED TO VOTE YOUR PRO RATA PORTION OF THE UNALLOCATED SHARES OF THE COMMON STOCK HELD IN THE PLAN. YOUR VOTING DIRECTION SUBMITTED TO THE BNY WESTERN TRUST COMPANY, TRUSTEE OF THE PLAN, WILL BE CONFIDENTIAL.
--------------------------------------------------------------------------------

                  (continued, and to be signed, on other side)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

  A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

                                                          Please mark
                                                         your votes as
                                                          indicated in  [X]
                                                          this example.


                                        FOR  all nominees     WITHHOLD AUTHORITY
                                          listed below           to vote for
1. ELECTION OF DIRECTORS                (except as marked       all nominees
   To elect Brian C. Kelly, Rebecca      to the contrary)       listed below
   A. McDonald and George B. Searle            [ ]                   [ ]
   as directors to hold office for a
   three-year term and until their
   respective successors are elected
   and have qualified.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)
   NOMINEES: BRIAN C. KELLY, REBECCA A. MCDONALD, GEORGE B. SEARLE


2. To amend the Certificate of Incorporation of the      FOR    AGAINST  ABSTAIN
   Company to eliminate Article Eighth, which imposes    [ ]      [ ]      [ ]
   stockholder super-majority voting requirements for mergers, substantial asset sales and similar transactions.

3. To ratify the appointment of PricewaterhouseCoopers   [ ]      [ ]      [ ]
   LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

4. With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

The shares represented hereby shall be voted as specified. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3.


            IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.



Signature(s)*_____________________________________ Dated:_________________, 2001
(Please sign your name exactly as it appears on the stock certificate representing your shares.)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

PROXY

                        GRANITE CONSTRUCTION INCORPORATED

    ALLOCATED SHARES VOTING DIRECTIVE CARD FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby directs BNY Western Trust Company as Trustee of the GRANITE CONSTRUCTION Employee Stock Ownership Plan to vote all of the allocated shares of stock of GRANITE CONSTRUCTION INCORPORATED beneficially held for the undersigned by the Plan at the Annual Meeting of Stockholders of GRANITE CONSTRUCTION INCORPORATED (the "Company") to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 21, 2001, at 10:30 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April __, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in the Trustee's discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 2000 Annual Report.

--------------------------------------------------------------------------------
IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED ALLOCATED SHARES VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU FAIL TO RETURN YOUR VOTING DIRECTIVE CARD TO THE TRUSTEE BY MAY 17, 2001, YOU WILL BE DEEMED TO HAVE AUTHORIZED THE PLAN'S COMMITTEE TO DIRECT THE TRUSTEE HOW TO VOTE THESE SHARES. AS A PARTICIPANT IN THE GRANITE CONSTRUCTION EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN"), YOU ARE ENTITLED TO VOTE YOUR ALLOCATED PORTION OF THE SHARES OF THE COMMON STOCK HELD IN THE PLAN. YOUR VOTING DIRECTION SUBMITTED TO THE BNY WESTERN TRUST COMPANY, TRUSTEE OF THE PLAN, WILL BE CONFIDENTIAL.
--------------------------------------------------------------------------------

                  (continued, and to be signed, on other side)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

  A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

                                                          Please mark
                                                         your votes as
                                                          indicated in  [X]
                                                          this example.


                                        FOR  all nominees     WITHHOLD AUTHORITY
                                          listed below           to vote for
1. ELECTION OF DIRECTORS                (except as marked       all nominees
   To elect Brian C. Kelly, Rebecca      to the contrary)       listed below
   A. McDonald and George B. Searle            [ ]                   [ ]
   as directors to hold office for a
   three-year term and until their
   respective successors are elected
   and have qualified.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)
   NOMINEES: BRIAN C. KELLY, REBECCA A. MCDONALD, GEORGE B. SEARLE


2. To amend the Certificate of Incorporation of the      FOR    AGAINST  ABSTAIN
   Company to eliminate Article Eighth, which imposes    [ ]      [ ]      [ ]
   stockholder super-majority voting requirements for mergers, substantial asset sales and similar transactions.

3. To ratify the appointment of PricewaterhouseCoopers   [ ]      [ ]      [ ]
   LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

4. With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

The shares represented hereby shall be voted as specified. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3.


            IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.



Signature(s)*_____________________________________ Dated:_________________, 2001
(Please sign your name exactly as it appears on the stock certificate representing your shares.)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

PROXY

                        GRANITE CONSTRUCTION INCORPORATED

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints David H. Watts and William E. Barton and each of them with full power of substitution to represent the undersigned and to vote all the shares of stock in GRANITE CONSTRUCTION INCORPORATED (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 21, 2001, at 10:30 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April ___, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 2000 Annual Report.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)








-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

  A VOTE FOR THE FOLLOWING PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

                                                          Please mark
                                                         your votes as
                                                          indicated in  [X]
                                                          this example.


                                        FOR  all nominees     WITHHOLD AUTHORITY
                                          listed below           to vote for
1. ELECTION OF DIRECTORS                (except as marked       all nominees
   To elect Brian C. Kelly, Rebecca      to the contrary)       listed below
   A. McDonald and George B. Searle            [ ]                   [ ]
   as directors to hold office for a
   three-year term and until their
   respective successors are elected
   and have qualified.

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)
   NOMINEES: BRIAN C. KELLY, REBECCA A. MCDONALD, GEORGE B. SEARLE


2. To amend the Certificate of Incorporation of the      FOR    AGAINST  ABSTAIN
   Company to eliminate Article Eighth, which imposes    [ ]      [ ]      [ ]
   stockholder super-majority voting requirements for mergers, substantial asset sales and similar transactions.

3. To ratify the appointment of PricewaterhouseCoopers   [ ]      [ ]      [ ]
   LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

4. With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

The shares represented hereby shall be voted as specified. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3.


            IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.


Signature(s)*_____________________________________ Dated:_________________, 2001
(Please sign your name exactly as it appears on the stock certificate representing your shares.)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -